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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                       event reported): September 3, 2002


                     BINGHAM FINANCIAL SERVICES CORPORATION

             (Exact name of registrant as specified in its charter)

 Michigan                     0-23381                    38-3313951

(State or other               (Commission                (I.R.S.  Employer
jurisdiction of               File Number)               Identification No.)
incorporation)



                   260 East Brown Street, Birmingham, MI 48009
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (248) 644-8838



         (Former name or former address, if changed since last report.)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 3, 2002, Bingham Financial Services Corporation ("Bingham") dismissed Plante & Moran, LLP ("Plante & Moran") as Bingham's independent accountants. The reports of Plante & Moran on Bingham's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The decision not to continue the relationship with Plante & Moran was recommended by Bingham's Audit Committee and approved by its Board of Directors.

         For the fiscal year ended December 31, 2001, Bingham's management and Plante & Moran disagreed on the value of certain deferred tax assets. Bingham's audit committee discussed the subject matter of the disagreement with Plante & Moran and the disagreement was resolved to the satisfaction of Plante & Moran prior to the issuance of Plante & Moran's audit report for the year ended December 31, 2001. Bingham has authorized Plante & Moran to respond fully to the inquiries of Bingham's successor independent accountants concerning the subject matter of the disagreement.

         Other than as described in the preceding paragraph, during Bingham's two most recent fiscal years and through September 3, 2002, there have been no disagreements with Plante & Moran on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Plante & Moran, would have caused it to make reference thereto in its reports on the financial statements.

         Bingham has submitted a copy of this Form 8-K to Plante & Moran and has requested that Plante & Moran furnish Bingham with a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Attached hereto as Exhibit 16 is the letter from Plante & Moran.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

16. Letter dated September 10, 2002 from Plante & Moran, LLP stating whether it agrees with the statements set forth in Item 4 of this form 8-K


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Bingham has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             BINGHAM FINANCIAL SERVICES CORPORATION



                                    /s/ Ronald A. Klein
                              --------------------------------------------------
                              Name:  Ronald A. Klein
                              Title: President and Chief Executive Officer


Dated:  September 10, 2002






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                                  EXHIBIT INDEX
                                  -------------


  EXHIBIT NO.                           DESCRIPTION
  -----------                           -----------


       16 Letter dated September 10, 2002 from Plante & Moran, LLP stating whether it agrees with the statements set forth in Item 4 of this form 8-K (Filed herewith.)